UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023 (December 22, 2023)

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4175 Cameron St Ste 1

Las Vegas, NV 89103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.00001 per share	RR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on November 21, 2023, Richtech Robotics Inc. (the “Company”) consummated its initial public offering (the “Offering”) of an aggregate of 2,100,000 shares (the “Shares”) of the Company’s Class B common stock, par value $0.00001 per share (the “Common Stock”) at a price of $5.00 per share, generating gross proceeds of $10.5 million. The Company granted the underwriters an option (“Over-allotment Option”), exercisable for 45 days from November 16, 2023, to purchase up to an additional 315,000 Shares (the “Over-allotment Shares”) from the Company at the Offering price less the underwriting discount and commissions to cover over-allotments.

On December 22, 2023, the underwriters purchased an additional 42,563 Over-Allotment Shares, generating gross proceeds of $212,815.

As previously reported, pursuant to the underwriting agreement with R.F. Lafferty & Co., Inc., acting as representative of the underwriters (the “Representative”), the Company issued to the Representative and its designee warrants (the “Representative’s Warrants”) to purchase up to 105,000 shares of Common Stock. In connection with the partial exercise of the Over-allotment Option, the Company issued to the Representative and its designee additional Representative’s Warrants to purchase 2,128 shares of Common Stock.

Item 8.01 Other Events.

On December 27, 2023, the Company issued a press release announcing the exercise of the Over-Allotment Option. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated December 27, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richtech Robotics Inc.

	By:	/s/ Zhenwu (Wayne) Huang
		Name:	Zhenwu (Wayne) Huang
		Title:	Chief Executive Officer and Director

Dated: December 29, 2023

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